EXHIBIT 99.1

QXO Completes Acquisition of Kodiak Building Partners

Deal Expected to Be Highly Accretive to QXO’s Earnings in 2026

GREENWICH, Conn. and ENGLEWOOD, Colo. — April 1, 2026 — QXO, Inc. (NYSE: QXO) today announced it has completed its acquisition of Kodiak Building Partners (“Kodiak”) from Court Square Capital Partners for approximately $2.25 billion, expanding QXO’s addressable market to more than $200 billion.

Brad Jacobs, Chairman and Chief Executive Officer of QXO, said, “By acquiring Kodiak, we’re providing our customers with a wider range of product offerings and value-added services. In addition, we expect the deal to be highly accretive to 2026 earnings and we remain on track to achieve our goal of $50 billion in annual revenue.”

Steve Swinney, co-founder of Kodiak and leader of QXO’s new LBM division, added, “Today marks a definitive capstone for Kodiak as we join QXO and become a part of the most exciting company in building products.”

Advisors

Morgan Stanley & Co. LLC and Wells Fargo acted as financial advisors to QXO, and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel. RBC Capital Markets and KeyBanc Capital Markets acted as financial advisors to Kodiak, and Dechert LLP served as legal counsel.

About QXO

QXO is the fastest-growing publicly traded distributor of building products in North America. The company is executing its strategy to become the tech-enabled leader in the $800 billion building products distribution industry and generate outsized value for its shareholders. QXO expects to achieve its target of $50 billion in annual revenues within the next decade through accretive acquisitions and organic growth. Visit QXO.com for more information.

About Court Square Capital Partners
Court Square is a middle market private equity firm with over 40 years’ experience. Since 1979, Court Square has completed over 245 platform investments and is focused on helping Founders, Families, and Manager-owners to develop their companies into leaders in their respective markets. Court Square invests in companies that have compelling growth potential in the industrial, business services, healthcare, and tech and telecom sectors. As of December 31, 2025, Court Square has $10.1 billion of assets under management and is based in New York, N.Y. For more information, please visit www.courtsquare.com.

1

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the anticipated benefits of the acquisition and expected future financial position and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others: (i) the risk that the anticipated benefits of the acquisition may not be fully realized or may take longer to realize than expected; (ii) the effect of the acquisition on QXO’s business relationships with employees, customers or suppliers, operating results and business generally; (iii) unexpected costs, charges or expenses resulting from the acquisition; (iv) potential litigation and/or regulatory action relating to the acquisition; (v) the impact of legislative, regulatory, economic, competitive and technological changes; (vi) unknown liabilities and uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and (vii) the risks and uncertainties set forth in QXO’s filings with the Securities and Exchange Commission, including each company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. Forward-looking statements herein speak only as of the date each statement is made. QXO does not undertake any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Media Contact
Joe Checkler
joe.checkler@qxo.com
203-609-9650

Investor Contact
Mark Manduca
mark.manduca@qxo.com
203-321-3889

2